Exhibit 99.1

CREDEX CORPORATION ANNOUNCES NEW CEO, BOARD MEMBERS

NASHVILLE, Tenn. (December 27, 2021) – Credex Corporation (OTC Pink: CRDX) (“Credex”) has appointed Robin McVey as Credex’s new chief executive officer, effective December 2, 2021. He has also been added as a member of Credex’s board of directors.

“I am honored to take on the role of CEO and look forward to working with the board and management team to evolve our mission to make a meaningful impact on the CBD industry,” said McVey.

McVey’s appointment follows the resignation of former CEO, Lawrence Taube. Taube continues to serve as a member of the board and will act as Credex’s chief financial officer until a search for a new CFO has been completed.

An experienced leader and strong business development professional, McVey is responsible for guiding Credex’s growth plan. McVey formerly served as president of Wesley Financial Group, LLC, a leader in the timeshare cancellation industry, from 2019 to 2021, and as chief operating officer from 2016 to 2019. Prior to that time, he served as area general manager of ADT Inc., a public company that provides security, fire protection, and other related alarm monitoring services throughout the United States. He holds a Bachelor of Science in marketing management from Virginia Polytechnic Institute and State University.

Additionally, on December 15, 2021, Credex appointed Mark Nichols and Todd Nichols as members of the board of directors. Mark Nichols has served as general manager and CEO of Air Trust HVAC since 2012. Todd Nichols served as vice president of Wesley Financial Group from October 2018 to July 2021 and as Senior Director of Wyndham Destinations prior to 2018. He is currently retired.

About Credex Corporation

Credex is engaged in raising funds to acquire, own and manage regulated cannabis-related and other select real estate properties across the country that may be assembled as an internally managed real estate company guiding improvements that will generally include dispensaries, extraction facilities and additional mixed-use properties as permitted by state. The business may also include online and retail location sales of CBD products. Credex intends to become a completely vertically integrated business with the acquisition and control of the related operations from the acquisition of real estate, development of cultivation centers, wholesale supply and retail operation of dispensaries and other cannabis- and CBD-related facilities.

For more information, visit www.credexcorporation.com.

Forward-Looking Statements

All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Credex’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Credex’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Credex’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Credex assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

Contact:

Angie VanTassell, angie@vantassellpr.com

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